UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22691

F/m Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Betsy Santen

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

F/m Investments
Large Cap Focused Fund

Investor Class Shares (Ticker Symbol: IAFMX)
Institutional Class Shares (Ticker Symbol: IAFLX)

ANNUAL REPORT
June 30, 2022

F/m Investments Large Cap Focused Fund
Letter to Shareholders (Unaudited)
July 28, 2022

To Our Shareholders,

Much has happened since our last shareholder letter. The calendar year opened with a market correction driven by inflation concerns and the US Federal Reserve decision to aggressively and regularly increase interest rates. Throughout, the F/m Investments Large Cap Focused Fund (the “Fund”) has performed per portfolio management’s expectations.

6/30/2022	YTD	1Y	3Y	5Y
Russell 1000 TR	-20.94	-13.04	10.17	11.00
Russell 1000 Growth TR	-28.07	-18.77	12.58	14.29
S&P 500 TR	-19.96	-10.62	10.60	11.31
IAFLX	-28.74	-21.33	11.50	13.92
IAFMX	-28.66	-21.12	11.79	14.20

Before discussing the current year, we would first like to inform you that, as of November 1, 2022, the Fund’s primary benchmark will change from the S&P 500 Total Return to the Russell 1000 Growth Total Return. Although neither benchmark ideally maps to the Fund’s style, after appraisal of the Fund’s recent holdings and expected trajectory in the coming years, we believe a growth index is a better barometer of our success. There is much to discuss in this volatile year.

Equity markets have been pricing in a recession. Given the data, we believe that the year to date sell-off has been premature and likely overdone. The ongoing uncertainty is however not without basis. The U.S. economy has sent mixed messages to investors. On one hand, it’s indicating a strong labor market with record low unemployment and weakening GDP on the other. To date, economic data is mixed but we do not believe that we are in a recession. If we do eventually encounter one, then we foresee a mild, or at least a different, one and nothing similar to what we experienced in 2008 during the Financial Crisis.

The Fund is built from the bottom using our QuantACTIVE investment process which focuses on companies that demonstrate accelerating earnings and revenues. With our investment process as guide, we have held companies that are likely to excel in a rising rates environment. Like other public equity strategies, the Fund is exposed to market corrections; however, our differentiating characteristics will be how we navigate the downturn and how we recover. Our process leads us to take high conviction active positions as illustrated.

		Benchmark
Holding Name (Ticker)	Portfolio Weight	Proxy Weight	Active Weight
Advanced Micro Devices (AMD)	4.37	0.60	3.77
Ford Motor Company (F)	3.44	0.00	3.44
SolarEdge Technologies, Inc. (SEDG)	3.26	0.00	3.26

Two sectors significantly underperformed this calendar year to date: information technology and consumer discretionary. We maintain above average weighting in semiconductors but below average weight in consumer discretionary. This balanced approach allowed us to track the downturn close to the Russell 1000 Growth while being well-positioned to take advantage of market upside.

		Benchmark
Economic Sector - GICS	Portfolio Weight	Proxy Weight	Active Weight
Consumer Discretionary	11.55	16.75	-5.20
Information Technology	54.24	44.22	10.02

Our process has led us to opportunities in selected industrial stocks and health care stocks. For example, the Fund invested in U.S. airlines once they met the requirements of our quantitative layer while simultaneously offering attractive valuations. For similar reasons we have shifted away from sectors highly sensitive to interest rate movements, for example, consumer discretionary. We reallocated to several attractive healthcare companies which are defensive, should volatility continue to increase, while offering equally attractive, risk adjusted upside as other companies in other sectors. Consequently, we carry a well-positioned portfolio into the second half of 2022. The following chart displays our sector concentration at the end of the second quarter of 2022.

Economic Sector - GICS	Ending Weight
Information Technology	53.90
Health Care	8.50
Consumer Discretionary	8.00
Communications	7.90
Industrials	7.60
Materials	3.70
Energy	2.70
Financials	2.20

We appreciate your trust in these turbulent times. Times like these, are of course, very much a part of how equites behave over the long-term. We expect a decrease in the current level of uncertainty and some of the cash sitting on the sideline to make it back into the market by year’s end. We recommend that you converse with your financial adviser to help you in addressing your long-term objectives and diversification needs.

Best Regards,

Francisco J. Bido	Alexander Morris
SVP and Senior Portfolio Manager	Portfolio Manager
F/m Integrated Alpha Investments	F/m Integrated Alpha Investments

F/m Investments Large Cap Focused Fund
Performance Information
June 30, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in F/m Investments Large Cap Focused Fund - Investor Shares versus the
S&P 500® Index, Russell 1000 Index and the Russell 1000 Growth Index

Average Annual Total Returns
(for periods ended June 30, 2022)
			Since
	1 Year	5 Years	Inception (b)
F/m Investments Large Cap Focused Fund - Investor Shares (a)	(21.33%)	13.92%	14.26%
S&P 500® Index	(10.62%)	11.31%	12.30%
Russell 1000 Index	(13.04%)	11.00%	12.02%
Russell 1000 Growth Index	(18.77%)	14.29%	15.19%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (October 3, 2016) through June 30, 2022.

F/m Investments Large Cap Focused Fund
Performance Information (Continued)
June 30, 2022 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in F/m Investments Large Cap Focused Fund - Institutional Shares versus the
S&P 500® Index, Russell 1000 Index and the Russell 1000 Growth Index

Average Annual Total Returns
(for periods ended June 30, 2022)
			Since
	1 Year	5 Years	Inception (b)
F/m Investments Large Cap Focused Fund - Institutional Shares (a)	(21.12%)	14.20%	14.53%
S&P 500® Index	(10.62%)	11.31%	12.30%
Russell 1000 Index	(13.04%)	11.00%	12.02%
Russell 1000 Growth Index	(18.77%)	14.29%	15.19%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (October 3, 2016) through June 30, 2022.

F/m Investments Large Cap Focused Fund
Portfolio Information
June 30, 2022 (Unaudited)

Sector Allocation (% of Net Assets)

Top 10 Long-Term Holdings
% of
Security Description	Net Assets
Apple, Inc.	10.0%
Microsoft Corporation	7.3%
Alphabet, Inc. - Class A	5.4%
Amazon.com, Inc.	5.0%
Advanced Micro Devices, Inc.	4.4%
NVIDIA Corporation	4.0%
QUALCOMM, Inc.	3.9%
Lockheed Martin Corporation	3.3%
UnitedHealth Group, Inc.	3.2%
Ford Motor Company	3.0%

F/m Investments Large Cap Focused Fund
Schedule of Investments
June 30, 2022
COMMON STOCKS — 94.5%	Shares	Value
Communications — 7.9%
Alphabet, Inc. - Class A (a)	1,635	$3,563,090
Booking Holdings, Inc. (a)	920	1,609,071
		5,172,161
Consumer Discretionary — 8.0%
Amazon.com, Inc. (a)	31,140	3,307,379
Ford Motor Company	178,291	1,984,379
		5,291,758
Energy — 2.7%
SolarEdge Technologies, Inc. (a)	6,515	1,783,025

Financials — 2.2%
Signature Bank	8,080	1,448,017

Health Care — 8.5%
AmerisourceBergen Corporation	11,230	1,588,821
Jazz Pharmaceuticals plc (a)	12,220	1,906,442
UnitedHealth Group, Inc.	4,070	2,090,474
		5,585,737
Industrials — 7.6%
Delta Air Lines, Inc. (a)	42,430	1,229,197
Lockheed Martin Corporation	5,000	2,149,800
Southwest Airlines Company (a)	45,940	1,659,353
		5,038,350
Materials — 3.7%
Sherwin-Williams Company (The)	5,380	1,204,636
Westlake Corporation	12,820	1,256,616
		2,461,252
Technology — 53.9%
Adobe, Inc. (a)	4,660	1,705,840
Advanced Micro Devices, Inc. (a)	37,911	2,899,054
Apple, Inc.	48,355	6,611,096
Broadcom, Inc.	3,090	1,501,153
Datadog, Inc. - Class A (a)	19,063	1,815,560
FactSet Research Systems, Inc.	4,410	1,695,954
Lattice Semiconductor Corporation (a)	22,953	1,113,220
Microchip Technology, Inc.	22,084	1,282,639
Microsoft Corporation	18,798	4,827,890
MongoDB, Inc. (a)	3,571	926,674

F/m Investments Large Cap Focused Fund
Schedule of Investments (Continued)
COMMON STOCKS — 94.5% (Continued)	Shares	Value
Technology — 53.9% (Continued)
NVIDIA Corporation	17,625	$2,671,774
NXP Semiconductors N.V.	8,356	1,236,939
Palo Alto Networks, Inc. (a)	2,780	1,373,153
QUALCOMM, Inc.	20,162	2,575,494
ServiceNow, Inc. (a)	3,700	1,759,424
Veeva Systems, Inc. - Class A (a)	7,960	1,576,398
		35,572,262

Total Common Stocks (Cost $69,326,889)		$62,352,562

MONEY MARKET FUNDS — 5.6%	Shares	Value
First American Treasury Obligations Fund - Class X, 1.32% (b) (Cost $3,669,022)	3,669,022	$3,669,022

Total Investments at Value — 100.1% (Cost $72,995,911)		$66,021,584

Liabilities in Excess of Other Assets — (0.1%)		(42,328)

Net Assets — 100.0%		$65,979,256

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Statement of Assets and Liabilities
June 30, 2022
ASSETS
Investments in securities:
At cost	$72,995,911
At value (Note 2)	$66,021,584
Dividends receivable	20,605
Other assets	8,245
TOTAL ASSETS	66,050,434

LIABILITIES
Payable to Adviser (Note 4)	24,542
Accrued distribution (12b-1) fees (Note 4)	3,352
Payable to administrator (Note 4)	10,160
Payable to chief compliance officer (Note 4)	5,000
Other accrued expenses	28,124
TOTAL LIABILITIES	71,178

NET ASSETS	$65,979,256

Net assets consist of:
Paid-in capital	$70,094,892
Accumulated deficit	(4,115,636)
NET ASSETS	$65,979,256

Investor Class Shares:
Net assets	$9,934,120
Shares outstanding (unlimited number of shares authorized, no par value)	790,074
Net asset value, offering and redemption price per share (Note 2)	$12.57

Institutional Class Shares:
Net assets	$56,045,136
Shares outstanding (unlimited number of shares authorized, no par value)	4,405,098
Net asset value, offering and redemption price per share (Note 2)	$12.72

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Statement of Operations
For the Year Ended June 30, 2022
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $2,443)	$584,404
TOTAL INCOME	584,404

EXPENSES
Investment advisory fees (Note 4)	596,014
Administration fees (Note 4)	153,492
Trustees’ fees and expenses (Note 4)	34,341
Distribution (12b-1) fees - Investor Class (Note 4)	32,383
Fund accounting fees (Note 4)	19,846
Audit and tax services fees	19,000
Shareholder reporting expenses	18,451
Insurance expense	16,564
Compliance service fees (Note 4)	15,758
Legal fees	13,639
Registration and filing fees	13,292
Transfer agent fees (Note 4)	10,903
Custodian and bank service fees	10,795
Pricing costs	2,849
Other expenses	44,523
TOTAL EXPENSES	1,001,850
Less fee reductions/waivers by the Adviser (Note 4)	(203,162)
NET EXPENSES	798,688

NET INVESTMENT LOSS	(214,284)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	7,786,791
Net change in unrealized appreciation (depreciation) on investments	(24,552,304)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(16,765,513)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,979,797)

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	June 30,	June 30,
	2022	2021
FROM OPERATIONS
Net investment loss	$(214,284)	$(287,949)
Net realized gains from investment transactions	7,786,791	19,707,398
Net change in unrealized appreciation (depreciation) on investments	(24,552,304)	4,242,677
Net increase (decrease) in net assets from operations	(16,979,797)	23,662,126

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investor Class	(2,785,751)	(1,519,137)
Institutional Class	(14,836,978)	(6,341,328)
Total distributions	(17,622,729)	(7,860,465)

FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	1,498,612	691,017
Reinvestments of distributions to shareholders	2,785,751	1,519,138
Payments for shares redeemed	(2,471,370)	(2,622,996)
Total Investor Class	1,812,993	(412,841)

Institutional Class
Proceeds from shares sold	2,772,798	15,291,616
Reinvestments of distributions to shareholders	14,812,160	6,334,540
Payments for shares redeemed	(8,216,571)	(735,145)
Total Institutional Class	9,368,387	20,891,011
Net increase in net assets from capital share transactions	11,181,380	20,478,170

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,421,146)	36,279,831

NET ASSETS
Beginning of year	89,400,402	53,120,571
End of year	$65,979,256	$89,400,402

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Statements of Changes in Net Assets (Continued)
	Year Ended	Year Ended
	June 30,	June 30,
	2022	2021
CAPITAL SHARE ACTIVITY
Investor Class
Shares sold	93,445	38,854
Shares issued in reinvestment of distributions to shareholders	163,868	85,827
Shares redeemed	(150,932)	(142,823)
Net increase in shares outstanding	106,381	(18,142)
Shares outstanding, beginning of year	683,693	701,835
Shares outstanding, end of year	790,074	683,693

Institutional Class
Shares sold	202,047	824,651
Shares issued in reinvestment of distributions to shareholders	862,175	355,873
Shares redeemed	(428,325)	(40,500)
Net increase in shares outstanding	635,897	1,140,024
Shares outstanding, beginning of year	3,769,201	2,629,177
Shares outstanding, end of year	4,405,098	3,769,201

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Investor Class
Financial Highlights

Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$19.96	$15.90	$13.42	$12.98	$11.19
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.12)	(0.03)	0.05	0.03
Net realized and unrealized gain (loss) on investments	(3.07)	6.59	3.10	1.05	2.83
Total from investment operations	(3.15)	6.47	3.07	1.10	2.86
Less distributions from:
Net investment income	—	—	(0.05)	—	(0.04)
Net realized gains on investments	(4.24)	(2.41)	(0.54)	(0.66)	(1.03)
Total distributions	(4.24)	(2.41)	(0.59)	(0.66)	(1.07)
Net asset value at end of year	$12.57	$19.96	$15.90	$13.42	$12.98
Total return (a)	(21.33)%	42.64%	23.56%	9.42%	26.50%
Net assets at end of year (000’s)	$9,934	$13,643	$11,157	$9,788	$9,462
Ratio of total expenses to average net assets (b)	1.39%	1.41%	1.50%	1.49%	1.76%
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.63)%	(0.24)%	0.36%	0.04%
Portfolio turnover rate	169%	195%	139%	230%	221%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Institutional Class
Financial Highlights

Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$20.10	$15.96	$13.47	$13.02	$11.20
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	— (a)	0.07	0.04
Net realized and unrealized gain (loss) on investments	(3.12)	6.60	3.11	1.06	2.86
Total from investment operations	(3.14)	6.55	3.11	1.13	2.90
Less distributions from:
Net investment income	—	—	(0.08)	(0.02)	(0.05)
Net realized gains on investments	(4.24)	(2.41)	(0.54)	(0.66)	(1.03)
Total distributions	(4.24)	(2.41)	(0.62)	(0.68)	(1.08)
Net asset value at end of year	$12.72	$20.10	$15.96	$13.47	$13.02
Total return (b)	(21.12)%	43.00%	23.84%	9.64%	26.84%
Net assets at end of year (000’s)	$56,045	$75,757	$41,963	$35,795	$27,001
Ratio of total expenses to average net assets (c)	1.14%	1.16%	1.25%	1.24%	1.51%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.38)%	0.01%	0.61%	0.29%
Portfolio turnover rate	169%	195%	139%	230%	221%

(a)	Rounds to less than $0.005 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements
June 30, 2022

1.	Organization

The F/m Investments Large Cap Focused Fund (the “Fund”) is a non-diversified series of the F/m Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012.

The Fund is a legal successor to the F/m Investments Large Cap Focused Fund (the “Predecessor Fund”), a series of IDX Funds, formerly named M3Sixty Funds Trust, an unaffiliated registered investment company. On January 14, 2022, the Fund (which had no prior activity or net assets) acquired all of the net assets of the Predecessor Fund pursuant to an agreement and plan of reorganization (the “Reorganization”).

The Reorganization was accomplished by a tax-free exchange of 784,236 Investor Class shares and 4,351,857 Institutional Class shares of the Predecessor Fund, valued at $13,330,189 and $74,762,896, respectively, for the exact same number of shares of the Fund having the same value. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $88,093,085, including $15,698,202 of unrealized appreciation, $172,228 distributions in excess of net investment income, and $3,327,177 of accumulated realized gains.

The Predecessor Fund commenced operations on October 3, 2016. The Fund has succeeded to the accounting and performance history of the Predecessor Fund. The investment adviser to the Fund and the Predecessor Fund is F/m Investments, LLC (the “Adviser”).

The investment objective of the Fund is long-term growth of capital.

The Fund currently offers two classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring a $1,000 initial investment) and Institutional Class shares (sold without any sales loads and distribution and/or shareholder servicing fees and requiring a $100,000 initial investment). Each share class represents an ownership interest in the same investment portfolio.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in registered investment companies, including money market funds, are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on inputs used to value the investments as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,352,562	$—	$—	$62,352,562
Money Market Funds	3,669,022	—	—	3,669,022
Total	$66,021,584	$—	$—	$66,021,584

The Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2022.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to the Class of shares of the Fund based upon its proportionate share of total net assets of the Fund.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, if any, is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income and realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended June 30, 2021 and June 30, 2022 was as follows:

		Long Term	Total
Years Ended	Ordinary Income	Capital Gain	Distributions
June 30, 2022	$6,873,320	$10,749,409	$17,622,729
June 30, 2021	4,050,136	3,810,329	7,860,465

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Fund’s financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of June 30, 2022:

Tax cost of portfolio investments	$73,024,058
Gross unrealized appreciation	$2,191,265
Gross unrealized depreciation	(9,193,739)
Net unrealized depreciation	(7,002,474)
Undistributed long term capital gains	7,488,573
Accumulated capital and other losses	(4,601,735)
Accumulated deficit	$(4,115,636)

The difference between the federal income tax cost of investments and the financial statement cost of investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/ tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of June 30, 2022, the Fund had no capital loss carryforwards for federal income tax purposes available to offset future capital gains.

Capital losses and specified losses realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended June 30, 2022, the Fund deferred $74,201 of late year ordinary losses and $4,527,534 of capital losses.

Currency and qualified late year ordinary losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended June 30, 2022, the Fund deferred $4,601,735 of currency and qualified late year ordinary losses.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. The Fund identifies its major tax jurisdiction as U.S. Federal.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

3.	Investment Transactions

During the year ended June 30, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $135,143,642 and $138,838,377, respectively.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Under the terms of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.70% of its average daily net assets.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.15% of the average daily net assets attributable to Investor Class shares and 0.90% of the average daily net assets attributable to Institutional Class shares. The contractual agreement for the Fund is currently in effect until January 18, 2024.

Any payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment. The Adviser also has the right to seek reimbursement from the Fund until January 2025 for amounts up to the aggregate amount that the Adviser had waived or reimbursed the Predecessor Fund under an expense limitation agreement with the Predecessor Fund for the three-year period ending after the specific fee waiver or reimbursement, but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

The Adviser may recover these amounts no later than the date stated below:

June 30, 2023	$90,431
June 30, 2024	174,214
June 30, 2025	203,162
Total	$467,807

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. Prior to January 14, 2022, M3Sixty Administration, LLC (“M3Sixty”) provided these services to the Predecessor Fund. During the year ended June 30, 2022, Ultimus and M3Sixty earned $60,452 and $123,789 for such services, respectively.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Fund) for its services to the Trust. Prior to January 14, 2022, Matrix 360 Distributors, LLC provided distribution services to the Predecessor Fund.

Certain officers of the Trust are also employees of Ultimus.

Pursuant to a Compliance Consulting Agreement with Key Bridge Compliance, LLC (“Key Bridge”), Key Bridge provides the Chief Compliance Officer and compliance services to the Trust. Prior to January 14, 2022, M3Sixty provided compliance services to the Predecessor Fund. During the year ended June 30, 2022, Key Bridge and M3Sixty earned $5,833 and $9,925 for such services, respectively.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) which permits Investor Class shares of the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to Institutional Class shares. During the year ended June 30, 2022, Investor Class shares of the Fund incurred $32,383 of distribution fees under the Plan.

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

TRUSTEES’ COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust an annual fee of $46,000, payable quarterly (except that amount is $47,000 for the Chair of the Committee of Independent Trustees) and reimbursement of travel and other expenses incurred in attending meetings.

Trustees who are affiliated with the Adviser do not receive compensation from the Trust. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

Prior to January 14, 2022, the Predecessor Fund was subject to Trustee compensation for the IDX Funds. Before December 1, 2021, each Trustee who is not an “interested person” received a fee of $5,000 each year, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. Beginning December 1, 2021, each Trustee who is not an “interested person” received a fee of $12,000 each year, plus a fee of $1,000 per Fund per Board meeting and $1,000 per committee meeting attended, and $250 for each special telephonic meeting.

PRINCIPAL HOLDERS OF FUND SHARES

As of June 30, 2022, the following shareholders owned of record 25% or more of the outstanding shares of each Class:

NAME OF RECORD OWNER	% Ownership
Investor Class shares
Charles Schwab & Company, Inc. (for the benefit of its customers)	86%
Institutional Class shares
National Financial Services, LLC (for the benefit of its customers)	95%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all

F/m Investments Large Cap Focused Fund
Notes to Financial Statements (Continued)

companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of June 30, 2022, the Fund had 53.9% of its net assets invested in the Technology sector.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Non-Diversified Fund

The Fund is a non-diversified fund. A non-diversified fund may or may not have a diversified portfolio of investments at any given time and may have large amounts of assets invested in a very small number of companies, industries or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and the value of each shareholder’s investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the Fund than it would have in a diversified fund.

8.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

F/m Investments Large Cap Focused Fund
Report of Independent Registered Public
Accounting Firm

To the Shareholders of F/m Investments Large Cap Focused Fund and

Board of Trustees of F/m Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of F/m Investments Large Cap Focused Fund (the “Fund”), a series of F/m Funds Trust, as of June 30, 2022, the related statement of operations, the statements of changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended June 30, 2021, and prior, were audited by other auditors whose report dated August 27, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audit also

F/m Investments Large Cap Focused Fund
Report of Independent Registered Public
Accounting Firm (Continued)

included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds in F/m Funds Trust since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

August 26, 2022

F/m Investments Large Cap Focused Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2022) and held until the end of the period (June 30, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

F/m Investments Large Cap Focused Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	January 1,	June 30,	Expense	Paid During
	2022	2022	Ratio(a)	the Period(b)
Investor Class
Based on Actual Fund Return	$1,000.00	$712.60	1.15%	$4.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.09	1.15%	$5.76

Institutional Class
Based on Actual Fund Return	$1,000.00	$713.40	0.90%	$3.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

(a)	Annualized, based on the Class’s most recent one-half year expenses.

(b)	Expenses are equal to the Class’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

F/m Investments Large Cap Focused Fund
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-553-4233, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-553-4233, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. These filings are available upon request by calling 1-888-553-4233. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and the Fund’s website www.fm-funds.com.

Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2022, the Fund designated $10,749,409 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 9.95% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the year ended June 30, 2022, 10.87% of ordinary income dividends qualifies for the corporate dividends received deduction.

F/m Investments Large Cap Focused Fund
Change in Independent Auditor (Unaudited)

On August 2, 2021, the Audit Committee of the Board of Trustees approved the engagement of Cohen & Company, Ltd. (“Cohen”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2022, in replacement of BBD, LLP (“BBD”) which served previously as the independent registered public accounting firm for the Predecessor Fund. Having been notified of the Audit Committee’s intention to make this change, BBD resigned as the independent registered public accounting firm of the Fund.

The reports of BBD on the financial statements of the Predecessor Fund as of and for the fiscal years ended June 30, 2020 and June 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal years, and during the subsequent interim period ended August 2, 2021: (i) there were no disagreements between the Trust and BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years of the Predecessor Fund ended June 30, 2020 and June 30, 2021, and during the subsequent interim period ended August 2, 2021, neither the Trust, nor anyone acting on its behalf, consulted with Cohen on behalf of the Predecessor Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

F/m Investments Large Cap Focused Fund
Trustees and Officers of the Trust
(Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies During Past 5 Years
Interested Trustee:
Alexander Morris* c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1984	Since December 2020	Trustee	President and Chief Investment Officer of F/m Acceleration and F/m Investments since March 2019. Director of Key Bridge Compliance, LLC since January 2019. Founder of Rowhouse Capital Partners LLC, the predecessor of F/m Investments in 2014. President of the Trust from December 2020 until April 2022.	None
Independent Trustees:
Debra Lee McGinty-Poteet** c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012. Currently serves on the Board for a number of non-profit organizations.	Trustee and Audit Committee Chair of Series Portfolios Trust, a registered investment company (2015 to present)
E. Keith Wirtz c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer of Union Savings Bank of Connecticut since July 2019. Principal of Walrus Partners, LLC, a registered investment adviser from 2013 until 2019. Currently serves on the Board or Committee for a number of non-profit organizations.	None

F/m Investments Large Cap Focused Fund
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies During Past 5 Years
John R. Hildebrand c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016. Partner in the Financial Services/Investment Management Practice of PricewaterhouseCoopers from 1994 until 2016.	None

*	Alexander Morris is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act due to his affiliation with the Adviser.

**	Debra McGinty-Poteet is a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a series trust that includes the Oakhurst Strategic Defined Risk Fund, which is managed by an affiliate of the Adviser.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies During Past 5 Years
Executive Officers:
Matthew Swendiman c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1973	Since April 2022	President	Chairman and Chief Compliance Officer of the Sub-Adviser since March 2019. Chairman of F/m Acceleration, LLC (investment adviser support services) since March 2019. Director of Key Bridge Compliance, LLC and its predecessor firm since November 2018. President and CEO of JCM Financial Services Consulting, LLC from November 2018 to present. Of Counsel for Graydon law firm from September 2012 until November 2018. Chief Compliance Officer of the Trust from April 2021 until April 2022.	N/A
Dennis Mason c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1967	Since April 2022	Chief Compliance Officer	Senior Compliance Officer, Key Bridge Compliance, LLC since April 2021. Fund Compliance Officer, Apex Fund Services, July 2013 – April 2021.	N/A

F/m Investments Large Cap Focused Fund
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies During Past 5 Years
Linda J. Hoard 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1947	Since October 2020	Secretary	Senior Vice President, Associate General Counsel, Legal Administration, Ultimus Fund Solutions, LLC, since April 2018; Independent Legal Consultant, June 2016 – April 2018; Managing Director and Senior Managing Counsel, BNY Mellon, March 2002 – June 2016.	N/A
Angela A. Simmons 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since March 2022	Treasurer	Vice President - Financial Administration of Ultimus Fund Solutions, LLC. She has worked at Ultimus since 2007 in a number of roles, including Assistant Vice President - Financial Administration and Assistant Mutual Fund Controller - Fund Accounting Manager.	N/A

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-888-553-4233.

F/m Investments Large Cap Focused Fund
Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees of the Trust, including the Independent Trustees voting separately, reviewed and initially approved the Investment Advisory Agreement (the “Advisory Agreement”) with F/m Investments, LLC (the “Adviser”) for the F/m Investments Large Cap Focused Fund (the “Fund”), a newly created series of the Trust, in connection with the reorganization of a series of M3Sixty Funds Trust (the “Predecessor Fund”) into the Fund, subject to approval of the Predecessor Fund’s shareholders. The approval took place at an in-person Board meeting held on August 2, 2021 (the “Meeting”) at which all of the Independent Trustees were present.

In the course of their consideration of the Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the Advisory Agreement on behalf of the Fund. The Independent Trustees received and reviewed a variety of information related to the Fund and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Advisory Agreement and reaching their conclusions with respect to the approval of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)	The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the Adviser’s responsibilities under the Advisory Agreement as well as the services to be provided to the Fund by the Adviser. The Trustees also considered, among other factors, the Adviser’s business reputation, the qualifications and experience of its key investment and other personnel, and its financial and other resources. The Trustees took into account their familiarity with the Adviser and its senior personnel given that the Adviser serves as sub-adviser to other series of the Trust. After reviewing the foregoing and additional information provided prior to the Meeting, the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser to the Fund was satisfactory.

(ii)	The investment capabilities and experience of the Adviser. The Board considered the experience and capabilities of the Adviser personnel who would serve as portfolio managers to the Fund and their management of the Predecessor Fund in accordance with that Fund’s investment objective and strategies. The Trustees noted that the current portfolio managers of the Predecessor Fund were expected to manage the Fund and that the Fund’s investment objectives were expected to be identical and its strategies were expected to be substantially identical to those of the Predecessor Fund. Given that the portfolio managers and investment objectives and strategies were expected to remain the same for the Fund, the Board took into consideration both the short-term

F/m Investments Large Cap Focused Fund
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

and long-term investment performance of the Predecessor Fund relative to its primary benchmark and to that of other mutual funds with similar investment objectives and strategies. After consideration of these and other factors, the Board determined that the Adviser had the requisite knowledge and experience to manage the Fund in accordance with its investment objectives and strategies.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In reviewing the fees payable under the Advisory Agreement, the Trustees noted that such fees would be the same as those payable by the Predecessor Fund under its current investment advisory agreement with the Adviser. The Trustees took into account data that compared the proposed advisory fees and estimated expenses of the Fund with those of other funds with similar investment objectives and strategies. The Board noted the Adviser had undertaken to maintain for the Fund the same expense limitations currently in effect for the share classes of the Predecessor Fund for a period of two years following the reorganization of the Predecessor Fund into the Fund. The Trustees also considered information provided to them concerning the Adviser’s and its affiliates’ estimated profitability with respect to the Fund. Upon consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee and estimated total expenses for the Fund were reasonable in view of the services to be provided to the Fund.

(iv)	The extent to which the Fund and its investors would benefit from economies of scale. In regard to economies of scale, the Independent Trustees noted that the Fund would need to realize further growth in its assets before the Adviser as its adviser would start to receive its full advisory fees. The Independent Trustees concluded that, given the Fund’s current asset levels, it would not be appropriate to consider the extent to which economies of scale were being realized and that it would not be necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

F/m Investments Large Cap Focused Fund
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement and each Trustee weighed the various factors as he or she deemed appropriate. The Trustees concluded, in view of a weighing and balancing of all factors considered, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser, and the fees to be paid to the Adviser under the Advisory Agreement would be substantially identical to the scope, quality and nature of services provided, and fees paid, under the current investment advisory agreement with respect to the Predecessor Fund. After full consideration of the above factors as well as other factors, the Board of Trustees of the Trust, with the Independent Trustees voting separately, unanimously concluded that the terms of the Advisory Agreement were fair and reasonable, that the compensation payable by the Fund to the Adviser was reasonable in view of the services to be provided to the Fund and the benefits to be received by the Adviser and that the approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

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F/m FUNDS TRUST

Investment Adviser

F/m Investments, LLC

3050 K Street, NW

Suite 201

Washington, DC 20007

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

1-800-292-6775

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street,

Suite 830

Milwaukee, Wisconsin 43202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

Fm-AR-22

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz, Debra McGinty-Poteet and John R. Hildebrand. Messrs. Wirtz and Hildebrand and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,500 and $11,000 with respect to the registrant’s fiscal years ended June 30, 2022 and 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 and $2,000 with respect to the registrant’s fiscal years ended June 30, 2022 and 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended June 30, 2022 and 2021, aggregate non-audit fees of $3,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act
Exhibit 99.IND PUB ACCT	Change in registrant’s independent public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	F/m Funds Trust

By (Signature and Title)*		/s/ Matthew Swendiman

Matthew Swendiman, President and Principal Executive Officer

Date	August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Matthew Swendiman

Matthew Swendiman, President and Principal Executive Officer

Date	August 29, 2022

By (Signature and Title)*		/s/ Angela A. Simmons

Angela A. Simmons, Treasurer and Principal Accounting Officer

Date	August 29, 2022

* Print the name and title of each signing officer under his or her signature.